SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                        Date of Report: January 19, 2001


                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



       ....  DELAWARE....................1-9318...............13-2670991...
      (State or other jurisdiction    (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)



        777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA........ 94404...
       (Address of principal executive offices)                 (Zip Code)


          Registrant's telephone number, including area code.(650) 312-3000


                   ----------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.
      Registrant is filing this Form 8-K in order to file Amendment No. 1 to that certain Agreement and Plan of Share Acquisition between Registrant and Fiduciary Trust Company International dated October 25, 2000 filed as Exhibit 2 to Registrant's Form 8-K/A on October 26, 2000 and a related press release.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   EXHIBITS.

  Exhibit 2      --  Amendment No. 1 to the Agreement and Plan of Share
                     Acquisition between Franklin Resources, Inc. and Fiduciary Trust Company International dated as of January 19, 2001

  Exhibit 99     --  Press release issued jointly on January 19, 2001 by
                     Franklin Resources, Inc. and Fiduciary Trust Company International

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRANKLIN RESOURCES, INC.


Date:  January 19, 2001             By:   /s/  LESLIE M. KRATTER
                                        -------------------------
                                        Name:  Leslie M. Kratter
                                        Title: Senior Vice President

                                  EXHIBIT INDEX


EXHIBIT NO.            DESCRIPTION

      2       --   Amendment No. 1 to the Agreement and Plan of Share
                   Acquisition between Franklin Resources, Inc. and
                   Fiduciary Trust Company International dated as of
                   January 19, 2001

     99       --   Press Release issued jointly on January 19, 2001 by Franklin
                   Resources, Inc. and Fiduciary Trust Company International